SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549


                                Amendment No. One
                                       to
                                    FORM 8-K


                            CURRENT  REPORT  PURSUANT
                         TO  SECTION  13  OR  15(d)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934



Date  of  Report  (Date  of  earliest  event  reported)   October  15,  1999
                                                          ------------------


                               CyPost  Corporation
         ------------------------------------------------------------
        (Exact  name  of  registrant  as  specified  in  its  charter)



                                    Delaware
         ------------------------------------------------------------
             (State  or  other  jurisdiction  of  incorporation)



                   Delaware                              98-0178674
          --------------------------------          -------------------
         (State or other jurisdiction                  (IRS  Employer
         of incorporation or organization)          Identification  No.)



  101-260  W.  Esplanade,  N.  Vancouver,  British  Columbia           V7M3G7
--------------------------------------------------------------------------------
  (Address  of  Principal  Executive  Offices)                       (Zip  Code)



                                 (604) 904-4422
          ------------------------------------------------------------
           (Registrant's  Telephone  Number,  Including  Area  Code)



                                 Not  Applicable
--------------------------------------------------------------------------------
     (Former  Name  or  Former  Address,  If  Changed  since  Last  Report.)

Item  4.  Change  in  Registrant's  Certifying  Accountant.


     The Board of Directors of the Registrant on October 15, 1999 (i) appointed Arthur Andersen LLP ("Arthur Andersen") as independent auditor effective immediately and (ii) accepted the resignation of Thomas P. Monahan, CPA who had served as the Registrant's independent auditor since its inception.

     For the two fiscal years ended December 31, 1997 and 1998, and the subsequent interim period to through March 31, 1999 and through to the date of our former accountant's resignation on October 15, 1999 (i) there were no disagreements with Mr. Monahan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to his satisfaction, would have caused him to issue an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, (ii) there was no adverse opinion or disclaimer of opinion, contained in any of Mr.Monahan's reports for financial statements for such period; however, the accountant's report on our financial statements for the years ended December 31, 1997 and 1998 was modified as to an uncertainty with an explanatory paragraph with respect to our ability to continue as a going-concern, and (iii) Mr.Monahan has not advised the registrant of any reportable events or disagreements (as defined in paragraphs (a) through (d) of Item 304 of Regulation S-B).


     There was no consultation by the Registrant with Arthur Andersen as to (i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements.


Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits.

     The  following  Exhibits  are  included in this Current Report on Form 8-K:


Exhibit  Number      Description  of  Exhibit

     16             Letter  on  change  in  certifying accountant from Thomas P.
                    Monahan,  CPA.


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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CyPost  Corporation
                                    (Registrant)



Date:  May  31,  2000                   By:  /s/  Robert  Sendoh
                                           -------------------------
                                           Robert  Sendoh,
                                           (Chief Executive Officer)


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